SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  March 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-7)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-20              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-through Certificates, Series 2002-7 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Greenpoint Mortgage Funding, Inc., Washington Mutual Mortgage Securities Corp. , as sellers and servicers, Olympus Servicing, L.P., as servicer and special servicer, and JPMorgan Chase Bank, as trustee.

     On March 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on March 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  April 22, 2002             By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         March 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on March 25, 2002



                    CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-7
                                Statement to Certificate Holders
                                      March 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         79,673,900.00    79,673,900.00  7,526,684.69    140,757.22    7,667,441.91      0.00           0.00    72,147,215.31
A2         46,440,000.00    46,440,000.00          0.00    221,751.00      221,751.00      0.00           0.00    46,440,000.00
A3         50,160,000.00    50,160,000.00          0.00    273,790.00      273,790.00      0.00           0.00    50,160,000.00
A4         17,131,500.00    17,131,500.00          0.00    101,361.38      101,361.38      0.00           0.00    17,131,500.00
M1          4,580,600.00     4,580,600.00          0.00     25,765.88       25,765.88      0.00           0.00     4,580,600.00
M2          4,071,600.00     4,071,600.00          0.00     23,309.91       23,309.91      0.00           0.00     4,071,600.00
B           1,527,133.00     1,527,133.00          0.00      9,150.07        9,150.07      0.00           0.00     1,527,133.00
AR                100.00           100.00        100.00          0.50          100.50      0.00           0.00             0.00
X                   0.00             0.00          0.00          0.00            0.00      0.00           0.00             0.00
TOTALS    203,584,833.00   203,584,833.00  7,526,784.69    795,885.96    8,322,670.65      0.00           0.00   196,058,048.31

AIO        20,300,000.00    20,300,000.00          0.00     65,333.86       65,333.86      0.00           0.00    20,300,000.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1     2254OVVJ8   1,000.00000000     94.46863640      1.76666662      96.23530303           905.53136360   A1      2.120000 %
A2     2254OVVK5   1,000.00000000      0.00000000      4.77500000       4.77500000         1,000.00000000   A2      5.730000 %
A3     2254OVVL3   1,000.00000000      0.00000000      5.45833333       5.45833333         1,000.00000000   A3      6.550000 %
A4     2254OVVM1   1,000.00000000      0.00000000      5.91666696       5.91666696         1,000.00000000   A4      7.100000 %
M1     2254OVVP4   1,000.00000000      0.00000000      5.62500109       5.62500109         1,000.00000000   M1      6.750000 %
M2     2254OVVQ2   1,000.00000000      0.00000000      5.72500000       5.72500000         1,000.00000000   M2      6.870000 %
B      2254OVVR0   1,000.00000000      0.00000000      5.99166543       5.99166543         1,000.00000000   B       7.190000 %
AR     2254OVVS8   1,000.00000000  1,000.00000000      5.00000000   1,005.00000000             0.00000000   AR      6.000000 %
TOTALS             1,000.00000000     36.97124476      3.90935783      40.88060258           963.02875524

AIO    2254OVVN9   1,000.00000000      0.00000000      3.21841675       3.21841675         1,000.00000000   AIO     3.862100 %

---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                               Fax: 212) 946-8919
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-7
                                        Statement to Certificate Holders
                                                March 25, 2002


Sec. 4.04 (a) (i)
                        Principal Remittance Amount                                                     7,101,389.91
                        Scheduled Principal Payments                                                      136,610.10
                        Principal Prepayments                                                           6,964,749.43
                        Repurchase Principal                                                                    0.00
                        Substitution Amounts                                                                    0.00
                        Net Liquidation Proceeds                                                                0.00
                        Other Principal                                                                        30.38

Sec. 4.04 (a) (ii)

                        Principal Distributions to the Noteholders
                        Class A-1                                                                       7,526,684.69
                        Class A-2                                                                               0.00
                        Class A-3                                                                               0.00
                        Class A-4                                                                               0.00
                        Class M-1                                                                               0.00
                        Class M-2                                                                               0.00
                        Class B                                                                                 0.00
                        Class A-R                                                                             100.00

                        Interest Remittance Amount                                                      1,286,614.59

                        Interest Distributions to the Noteholders

                        Class A-1 Current Interest Amount                                                 140,757.22
                        Class A-IO Current Interest Amount                                                 65,333.86
                        Class A-2 Current Interest Amount                                                 221,751.00
                        Class A-4 Current Interest Amount                                                 101,361.38
                        Class A-3 Current Interest Amount                                                 273,790.00
                        Class M-1 Current Interest Amount                                                  25,765.88
                        Class M-2 Current Interest Amount                                                  23,309.91
                        Class B Current Interest Amount                                                     9,150.07

                        Class A-1 Carryforward Interest Amount                                                  0.00
                        Class A-2 Carryforward Interest Amount                                                  0.00
                        Class A-4 Carryforward Interest Amount                                                  0.00
                        Class A-3 Carryforward Interest Amount                                                  0.00
                        Class A-IO Carryforward Interest Amount                                                 0.00
                        Class M-1 Carryforward Interest Amount                                                  0.00
                        Class M-2 Carryforward Interest Amount                                                  0.00
                        Class B Carryforward Interest Amount                                                    0.00

Sec. 4.04 (a)(iii)
                        Total Principal Shortfall Allocation                                                    0.00
                        Total Interest Shortfall Allocation                                                     0.00






                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -7-

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-7
                                        Statement to Certificate Holders
                                            March 25, 2002


Sec. 4.04 (a)(iv)
                        Class Principal Balance
                        Class A-1 Principal Balance                                                     72,147,215.31
                        Class A-2 Principal Balance                                                     46,440,000.00
                        Class A-3 Principal Balance                                                     50,160,000.00
                        Class A-4 Principal Balance                                                     17,131,500.00
                        Class M-1 Principal Balance                                                      4,580,600.00
                        Class M-2 Principal Balance                                                      4,071,600.00
                        Class B Principal Balance                                                        1,527,133.00

Sec. 4.04 (a)(v)
                        Aggregate Collateral Balance for Next Distribution Date                        196,483,443.66

Sec. 4.04 (a)(vi)
                        Servicing Fees (including PMI)                                                     119,156.70
                        Trustee Fees                                                                           424.14

Sec. 4.04 (a)(vii)
                        Pass-Through Rate for each Class of Certificates
                        Class A-1 Pass-Through Rate                                                          2.12000 %
                        Class A-2 Pass-Through Rate                                                          5.73000 %
                        Class A-3 Pass-Through Rate                                                          6.55000 %
                        Class A-4 Pass-Through Rate                                                          7.10000 %
                        Class A-IO Pass-Through Rate                                                         3.86210 %
                        Class M-1 Pass-Through Rate                                                          6.75000 %
                        Class M-2 Pass-Through Rate                                                          6.87000 %
                        Class B Pass-Through Rate                                                            7.19000 %

Sec. 4.04 (a)(viii)
                        Current Advances                                                                        0.00
                        Aggregate Advances                                                                      0.00

Sec. 4.04 (a)(ix)
                        Loans in Delinquency

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month           1             312,756.71              0.16 %
                2 Month           0                   0.00              0.00 %
                3 Month           0                   0.00              0.00 %
                Total             1             312,756.71              0.16 %
                * Bankruptcy, Foreclosure, and REO loans are included above.

                Loans in Foreclosure

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%


Sec. 4.04 (a)(x)
                Rolling Three Month Delinquency Rate                                                         0.000000 %

Sec. 4.04 (a)(xi)
                REO Loans
                Number of REO Loans                                                                                 0
                Balance of REO Loans                                                                             0.00

Sec. 4.04 (a)(xii)
                Realized Losses                                                                                  0.00
                Aggregate Amount of Realized Losses                                                              0.00

Sec. 4.04 (a)(xiii)
                Weighted Average Term to Maturity of the Mortgage Loans                                        349.00



                                    -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
